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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  JUNE 15, 2006

                          ----------------------------

                                 QORUS.COM, INC.
               (Exact name of registrant as specified in charter)


                                     FLORIDA
         (State or other Jurisdiction of Incorporation or Organization)


        0-27551                                           65-0358792
(Commission File Number)                       (IRS Employer Identification No.)

                         3035 EAST PATRICK LANE SUITE #9
                               LAS VEGAS, NV 89120
                         (Address of Principal Executive
                              Offices and zip code)

                                  702-938-9300
                             (Registrant's telephone
                          number, including area code)

                       936A BEACHLAND BOULEVARD, SUITE 13
                              VERO BEACH, FL 32963
                                 (772) 231-7544
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Qorus.com, Inc. ("Qorus") and VMdirect, LLC ("VMdirect") (collectively, Qorus and VMdirect are referred to herein as the "Companies") to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Companies, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The actual results of the Companies could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Qorus undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Reference is made to the description of the financial advisory agreement under Item 2.01 of this report, which description is incorporated by reference into this Item 1.01.

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         Reference is made to the description of the termination of the management services agreement with Vero Management, LLC under Item 2.01 of this report, which description is incorporated by reference into this Item 1.01.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On May 23, 2006, Qorus.com, Inc., a Florida corporation ("Qorus"), entered into an exchange agreement ("Exchange Agreement") with VMdirect, LLC, a Nevada limited liability company ("VMdirect") and the members of VMdirect holding a majority of the membership interests. The closing (the "Closing") of the transactions contemplated by the Exchange Agreement (the "Exchange") occurred on June 15, 2006. At the Closing, (i) all of the members of VMdirect (the "Members') immediately prior to the Closing executed the Exchange Agreement or a counterpart thereof, and (ii) Qorus acquired all of the outstanding membership interests of VMdirect (the "Interests") from the Members, and the Members contributed all of their Interests to Qorus. In exchange, Qorus issued to the Members 1,014,589 shares of Series A Convertible Preferred Stock,


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par value  $0.01 per share,  of Qorus  (the  "Preferred  Stock"),  which will be convertible into approximately 1,057,547,456 shares of Qorus's common stock ("Conversion Shares"). The number of shares of Preferred Stock issued to the Members and the number of Conversion Shares gives effect to the issuance of approximately 361,603 membership units by VMdirect for an aggregate purchase price of $625,000, a transaction that was completed immediately prior to the Closing.

         On June 16, 2006, Qorus filed a press release announcing the Closing, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.2.

         At the Closing, VMdirect became a wholly-owned subsidiary of Qorus.

         Except for the Exchange Agreement and the transactions contemplated by that agreement, neither Qorus, nor its directors and officers, had any material relationship with VMdirect or any of the Members.

         Qorus is presently authorized under its Certificate of Incorporation to issue 50,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share. Of the 5,000,000 shares of preferred stock authorized, 1,200,000 shares were designated as Series A Convertible Preferred Stock pursuant to Articles of Amendment ("Articles of Amendment") approved by Qorus' board of directors, and filed with and accepted by, the Secretary of State of the State of Florida prior to the Closing of the Exchange. As of the Closing, Qorus had 46,174,800 shares of common stock issued and outstanding and 1,014,589 shares of Preferred Stock issued and outstanding.

         Under the terms of the Exchange Agreement, all of the outstanding Interests held by the Members were exchanged for 1,014,589 shares of Preferred Stock. Each share of Preferred Stock will be convertible into 1,042.340735 shares of Qorus' common stock (the "Conversion Rate"), subject to a round up for fractional shares. Accordingly, as a result of the Exchange, the Members own approximately 1,057,547,456 shares of Qorus' common stock on an as-converted basis, and the current stockholders of Qorus own 46,174,800 shares of Qorus' common stock. The shares of Preferred Stock will immediately and automatically be converted into shares of Qorus' common stock (the "Mandatory Conversion") upon the approval by a majority of Qorus' stockholders (voting together on an as-converted-to-common-stock basis), following the Closing, of a 1 for 50 reverse stock split of Qorus' outstanding common stock ("Reverse Split").

         The holders of shares of Preferred Stock are entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. Each share of Preferred Stock will carry a number of votes equal to the number of shares of common stock issuable as if converted at the record date. As such, immediately following the Closing, the Members and the current stockholders of Qorus hold approximately 95.8% and 4.2%, respectively, of the total combined voting power of all classes of Qorus stock entitled to vote.

         Upon Mandatory Conversion of the shares of Preferred Stock, and subject to an adjustment of the Conversion Rate as a result of the Reverse Split, the Members will, in the aggregate, receive approximately 21,150,959 shares of Qorus' common stock, representing approximately 95.8% of the outstanding shares of Qorus' common stock immediately following the Mandatory Conversion. The


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existing  stockholders  of Qorus will,  following the Mandatory  Conversion  and
Reverse Split, own approximately 923,497 shares of Qorus' common stock, representing approximately 4.2% of the outstanding shares of common stock. The shares of Qorus' common stock received in the Reverse Split will be subject to round up for fractional shares.

         The ownership interests of the Members and the current Qorus stockholders is subject to dilution for the outstanding VMdirect options and warrants assumed by Qorus in connection with the Exchange. Accordingly, upon Mandatory Conversion of the Preferred Stock, the Members and the holders of VMdirect's options and warrants will collectively own approximately 96.25% of Qorus' common stock on a fully diluted basis, and the current Qorus stockholders will own approximately 3.75% of Qorus' common stock on a fully diluted basis.

         In connection with the Reverse Split, Qorus' board of directors may, in its discretion, provide special treatment to certain Qorus stockholders to preserve round lot holders (i.e., holders owning at least 100 shares prior to the Reverse Split) after the Reverse Split. Qorus' board of directors may elect, in its discretion, to provide such special treatment to the record holders of Qorus' common stock only on a per certificate basis or more generally to the beneficial holders of Qorus' common stock. For example, if Qorus' board determines to provide such special treatment to record holders only, the record holders of Qorus' common stock holding a certificate representing 5,000 or fewer shares of common stock but at least 100 shares of common stock would receive 100 shares of common stock after the Reverse Split with respect to each such certificate, and record holders holding a certificate representing 100 shares of common stock or fewer would not be affected and would continue to hold a certificate representing the same number of shares as such stockholders held before the Reverse Split. In the alternative, if Qorus' board determines to provide such special treatment to beneficial holders generally, the beneficial holders of Qorus' common stock beneficially holding 5,000 or fewer shares of common stock but at least 100 shares of common stock would receive 100 shares of common stock after the Reverse Split, and persons beneficially holding 100 shares of common stock or fewer would not be affected by the Reverse Split and would continue to hold the same number of shares as such stockholders held before the Reverse Split. The terms and conditions of special treatment afforded to Qorus stockholders to preserve round lot stockholders, if any, including the record dates for determining which stockholders may be eligible for such special treatment, will be established in the discretion of Qorus' board of directors.

         Effective as of the Closing, Kevin R. Keating resigned from his positions as President, Treasurer, and Secretary of Qorus, and Qorus appointed the following persons as executive officers and directors of Qorus, and/or as officers of its new wholly-owned subsidiary, VMdirect.


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            NAME                AGE                     POSITION
------------------------       -----     ---------------------------------------

Craig Ellins                    54       Chairman of the Board, Chief Executive
                                         Officer and President
Lorne Walker                    56       Chief Financial Officer
Amy Black                       45       President of VMdirect, LLC
Jerry Haleva                    60       Director
Kevin R. Keating (1)            66       Director


     (1) Mr. Keating continued as a director of Qorus following the Closing as the KRM Fund Designate (defined below).

         Additionally, as a condition to the Closing, Keating Reverse Merger Fund, LLC ("KRM Fund"), Qorus' majority stockholder immediately prior to the Closing, and Craig Ellins, Amy Black, The Kall Family Trust and Lizanne Kall, Qorus' majority stockholders immediately following the Closing, agreed to vote their shares of Qorus' voting securities: (i) to elect one member to Qorus' board to be designated by KRM Fund (the "KRM Fund Designate") for a period of one year following the Closing and to vote for such other persons that may be designated by Craig Ellins to fill any vacant position on the board of directors (other than the KRM Fund Designate), and (ii) to approve the Reverse Split, the increase in Qorus' authorized shares of common stock from 50,000,000 shares to 100,000,000 shares, the adoption of a stock incentive plan, the reincorporation of Qorus in the State of Delaware, and the change of Qorus' corporate name (collectively, the "Actions").

         At the Closing, Qorus entered into a certain financial advisory agreement with Keating Securities, LLC ("Keating Securities"), a registered broker-dealer, under which Keating Securities was compensated by Qorus for its advisory services rendered to Qorus in connection with the Exchange. The transaction advisory fee was $500,000, which was paid at Closing. The financial advisory agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

         Also at the Closing, and in connection with the Exchange, the management agreement with Vero Management, LLC was terminated. Vero was previously engaged to provide managerial and administrative services. Kevin R. Keating is the manager of Vero. As of March 31, 2006, Qorus owed Vero $31,439. The amount was paid by Qorus at Closing.

         Kevin R. Keating is the father of the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KRM Fund, which is the current majority stockholder of Qorus, and Keating Securities, LLC, the registered broker-dealer affiliate of Keating Investments, LLC. Kevin R. Keating is not affiliated with and has no equity interest in Keating Investments, LLC, KRM Fund or Keating Securities, LLC and disclaims any beneficial interest in the shares of Qorus' common stock owned by KRM Fund.
Similarly, Keating Investments, LLC, KRM Fund and Keating Securities, LLC disclaim any beneficial interest in the shares of Qorus' common stock currently owned by Kevin R. Keating. Kevin R. Keating is the manager and sole member of Vero Management, LLC.


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         On April 1,  2006,  in its  Current  Report on Form 8-K dated  April 1,
2006, Qorus reported the execution of a letter of intent to acquire VMdirect. On May 25, 2006, in its Current Report on Form 8-K dated May 23, 2006, Qorus reported the execution of the Exchange Agreement. Additionally, on June 1, 2006, Qorus filed an Information Statement on Schedule 14f-1 reporting the proposed acquisition of VMdirect and the pending change of control of Qorus at the Closing.

DESCRIPTION OF THE BUSINESS

BUSINESS OF QORUS

         Immediately prior to the Closing, Qorus was a public "shell" company with nominal assets.

BUSINESS OF VMDIRECT

         With respect to this discussion, the terms "we" "us" "our" "VMdirect" and the "Company" refer to Qorus.com, Inc., a Florida corporation and its wholly-owned subsidiary VMdirect, LLC, a Nevada limited liability company.

         Effective as of the Closing, VMdirect became the wholly-owned subsidiary of Qorus. As a result of the Closing, the historical business operations of VMdirect will comprise Qorus' principal business operations going forward.

GENERAL

         VMdirect is a Nevada limited liability company formed in May 2001. VMdirect is a social networking and digital communications company that, directly and through its multi-tiered affiliate program, offers a suite of proprietary digital communication tools, including video email, video instant messaging, live webcasting, and digital vault storage. The Company's social networking website, www.helloworld.com, targets users from ages 25 to 55. The site features the full suite of digital communication tools, and members pay a monthly subscription fee to use the tools and participate in the social network. Additionally, the Company's website, www.vmdirect.com, offers VMdirect affiliates the tools necessary to effectively market and distribute the Company's digital communication tools.

         The target market for the Company's digital media platform is currently consumers and small businesses. Later this year, the Company plans to extend its target to medium-size and large enterprises by offering customized versions of its suite of online communications tools to larger businesses. The Company will develop a corporate sales staff to market its services to this segment of the marketplace. The Company also intends to monetize a variety of new and existing social and business networks by offering its subscription-based digital communication tools.

         The Company currently markets its products on the Internet and has affiliates in the United States, Canada, the United Kingdom, Mexico, Australia and New Zealand.


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BUSINESS AND MARKETING STRATEGY

         The Company utilizes a combination of viral marketing and direct selling, as follows:

         The primary business strategy and the principal source of the Company's recent growth involves the Company's multi-tiered affiliate program. In the Company's multi-tiered affiliate program, affiliates purchase starter packages that range in price from $69 to $1,999. These packages provide them with the products and tools they need to get started with their VMdirect business. The starter packages include web cameras, an affiliate training CD, pre-paid HELLOWorld 30-day trial accounts and access to an online administration and training center, which includes a real-time commission engine, promotional tools, contact management systems, a video email auto-responder and other marketing tools. With these tools, affiliates use their personal sales efforts to share the benefits of helloWorld with others. Viral marketing dynamics occur as customers use the digital communications tools and share the opportunity to resell HELLOWorld. Retail subscriptions start at $9.95 per month, depending on the level of features desired by the customer. Affiliates earn commissions by enrolling customers and other affiliates, participating in an enrollment matrix that pays commissions up to eight levels deep.

NEW WEBSITE LAUNCH

         The Company is currently in the process of redesigning the HELLOWorld.com site and adding more features and functionality, include video podcasting, video blogging, media share services, social networking functionality and voice over IP capabilities. To support its customers and affiliates, the Company has developed a complete line of video tutorials and maintains a technical support desk that is available twenty-four hours a day. The Company's marketing staff and its account executives assist affiliates in becoming more effective in the areas of marketing and sales.


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PRODUCTS

         HELLOWorld.com is a web portal utilizing a commercial-free, subscription-based application service provider model through which customers access the Company's wide spectrum of streaming video content as well as an integrated suite of consumer-oriented streaming media applications, including video email, video chat and live web-casting. Through the portal, users are able to access their personal digital media vaults as well as a wide variety of video clips, including news, sports, music videos, and movie trailers.

         HELLOMail is an email client with streaming media options that allow users to create or reply with embedded video messages. The videos can be delivered in multiple media formats (e.g., Windows, Flash, Quicktime), ensuring higher delivery rates than ever before. Each email account comes with: a private video vault for storing and managing videos, the ability to upload custom graphics and videos, and the option to cut-and-paste video on demand onto external websites.

         HELLOIM is a video-enabled instant messenger tool that allows users to send real-time streaming video to anyone that has agreed to join their contact list.

         HELLOLive is an easy-to-use webcasting tool that allows a user to broadcast live over the Internet to a number of simultaneous viewers.

COMPETITION

         VMdirect competes against well-capitalized streaming media and Internet companies as well as smaller companies. The market for our products and services is highly competitive. The streaming media sector is evolving and growing rapidly, and companies are continually introducing new products and services.

         We believe the streaming media solutions we offer are comparable and in many cases superior to those offered by our competitors. In addition to our products and services, we have a knowledgeable and attentive customer support team as well as dedicated account managers who focus on the needs of our customer and affiliate base.

         Competitive parameters include the range of our product offerings, the performance and quality of our products and services, the reliability of our infrastructure, our expertise and experience in streaming media technology, our scalability and capacity, ease of use, the price of our services, and the level of customer support.

         In the realm of streaming media services aimed at the consumer and small business marketplace, our competitors consist of numerous companies including Easystream, Playstream, Co-Video Systems and SightSpeed. In the domain of streaming media services targeted to mid-size and


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large enterprises,  our competitors will include Akamai, VitalStream and Savvis, along with a number of smaller private companies. Additionally, with respect to HELLOWorld, the site and its features compete with broader social networking and
Internet  sites  that  include  MySpace.com,  LiveJournal.com,   Skype.com,  and
Yahoo.com.

         In some cases, competitors may have longer operating histories, more customers, greater financial strength and more recognized brands in the industry. These competitors may be able to attract customers more easily because of their financial resources and awareness in the market. Our larger competitors can also devote substantially more resources to business development and may adopt more aggressive pricing policies.

TRADEMARKS, DOMAIN NAMES AND OTHER INTELLECTUAL PROPERTY

         Our registered intellectual property is primarily in the form of trademarks. We have registered the VMdirect(R) and Video Says It Better(R) trademarks with the United States Patent and Trademark Office and have filed applications for the registration of the trademarks helloWorld(TM), Connecting People(TM), Changing Lives(TM), and Digital Life Made Simple(TM). We have not tried to register copyrights or patents on any of our software programs, methods, or other ideas, but we believe that some of our computer code may have common law copyright protection.

         We also own the www.vmdirect.com and www.helloworld.com domain names, and own or hold exclusive and non-exclusive licenses to several proprietary software applications relating to video e-mail, video instant messaging, live webcasting, digital vault storage technology and podcasting, including a perpetual non-exclusive license we obtained from RazorStream, LLC, a company majority owned by our majority shareholders (including Craig Ellins and Amy Black, our Chief Executive Officer and VMdirect's President, respectively).

         We have a policy of entering into confidentiality and non-disclosure agreements with our employees and some of our vendors and customers as we deem necessary. We also have a policy of not allowing customers to access our software's source code. These agreements and policy are intended to protect our intellectual property, but we cannot assure that these agreements or the other steps we have taken to protect our intellectual property will be sufficient to prevent theft, unauthorized use or adverse infringement claims. We cannot prevent piracy of our software, methods and features, and we cannot determine the extent to which our software, methods and features are being pirated. Further, the laws of some foreign countries do not protect our proprietary rights as well as the laws of the United States.

         We will continue to expand the VMdirect and helloWorld brands and our proprietary trademarks, domains and software.

RESEARCH AND DEVELOPMENT

         Our research and development consists of continuing software development to support and expand our product offerings. We conduct this development internally, as well as through the use of third party services. We've spent $289,000 on research and development during 2005. That amount will increase for 2006 as we are planning to release a new version of our digital media platform mid-


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


year that will feature added functionality, including podcasting and enhanced email and IM messaging.

PRINCIPAL EXECUTIVE OFFICES

         VMdirect's principal executive offices, and the principal executive offices of Qorus following the Closing, are located at 3035 East Patrick Lane, Suite 9, Las Vegas, Nevada 89120. VMdirect's telephone number, and the telephone number of Qorus following the Closing, is 702-938-9300.

EMPLOYEES

         As of March 31, 2006, VMdirect had 25 full-time employees and four part-time employees. Since inception, the Company has never had a work stoppage, and its employees are not represented by a labor union. VMdirect considers its relationships with its employees to be positive.

LEGAL PROCEEDINGS

         From time to time, VMdirect may be involved in litigation relating to claims arising out of its operations in the normal course of business. Except as is described below, VMdirect is not currently party to any legal proceedings, the adverse outcome of which, in management's opinion, individually or in the aggregate, would have a material adverse effect on the Company's results of operations or financial position.

         On August 4, 2005, the Company filed a lawsuit in the District Court of Clark County, Nevada, against a former employee alleging a number of complaints including fraud, breach of oral contract, intentional interference, negligent interference and injunctive relief. Additionally, on August 5, 2005, the Company was served with a lawsuit filed in the District Court of Clark County, Nevada, by this same former employee for alleged breach of employment contract and wrongful termination. A petition to consolidate these cases was filed on September 20, 2005 and is currently pending before the courts. The Company believes there exists no basis for the former employee's claims and intends to pursue its claims, and defend the employee's claims, vigorously. In the event the Company's assessment of the case is incorrect, or the former employee actually obtains a favorable judgment for the claimed damages, the Company believes that the economic impact on the Company would be insignificant and would not materially affect the Company's operations.


           MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                            AND RESULTS OF OPERATIONS

         THIS DISCUSSION SUMMARIZES THE SIGNIFICANT FACTORS AFFECTING THE OPERATING RESULTS, FINANCIAL CONDITION AND LIQUIDITY AND CASH FLOWS OF VMDIRECT FOR THE FISCAL YEARS ENDED DECEMBER 31, 2005 AND 2004, AND THE QUARTERLY PERIOD ENDED MARCH 31, 2006. THE DISCUSSION AND ANALYSIS THAT FOLLOWS SHOULD BE READ TOGETHER WITH THE FINANCIAL STATEMENTS OF VMDIRECT AND THE NOTES TO THE FINANCIAL STATEMENTS INCLUDED ELSEWHERE IN THIS CURRENT REPORT ON FORM 8-K. EXCEPT FOR HISTORICAL INFORMATION, THE MATTERS DISCUSSED IN THIS MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS ARE FORWARD LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES AND ARE BASED UPON JUDGMENTS CONCERNING VARIOUS FACTORS THAT ARE BEYOND OUR CONTROL.

OVERVIEW

         VMdirect is a social networking company and digital communications company that, directly and through its multi-tiered affiliate program, offers a suite of video-based Internet communication tools to users of its products, including video e-mail, video instant messaging, live webcasting, digital vault storage technology and podcasting. VMdirect's website, www.helloworld.com, targets users from ages 25 to 55. Additionally, VMdirect's website, www.vmdirect.com, offers its affiliates the tools necessary to effectively market and distribute its video-based Internet communication tools.

GENERAL

         Net sales are comprised of gross sales less credits, returns and allowances.

         Cost of goods sold consists primarily of technology fees, portal content and support costs, materials in welcome packs, fulfillment expenses, inbound and outbound freight costs, and reserve for inventory obsolescence.

         Operating expenses consist primarily of commissions to independent affiliates, application support costs, marketing programs and corporate infrastructure costs. We expect that our operating expenses will decrease as a percentage of net sales if we are able to increase our net sales through expansion and growth. We expect this reduction in operating expenses as a percent of sales will be partially offset by the development of new product lines and geographies, and the increased costs of operating as a public company.

         Historically, we have funded our working capital needs primarily the sale of membership interests and through capital contributions from our LLC members.

         The exchange transaction was accounted for as a reverse merger (recapitalization) with VMdirect deemed to be the accounting acquirer, and us deemed to be the legal acquirer. Accordingly, the following discussing represents a discussion of the operations of our wholly-owned subsidiary, VMdirect, LLC for the periods presented.

RESULTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2005 COMPARED WITH YEAR ENDED DECEMBER 31, 2004

         Net Sales increased $2,923,000 or 136% to $5,068,000 in the year ended December 31, 2005 from $2,145,000 for the corresponding period in 2004. This increase was due to increased sales in all product groups and to the start-up of the business in the United Kingdom and Mexico. Sales from recurring and monthly subscription fees increased 81% from $1,366,000 to $2,479,000. Sales of affiliate starter packages increased by 291% from $662,000 to $2,589,000. Sales in the United Kingdom and Mexico in Fiscal 2005 totaled $596,000 and $11,000, respectively. Management expects that sales will increase significantly in the year ended December 31, 2006, although the rate of this increase will depend on the success of the products and their ability to continue to achieve acceptance in the marketplace.

         Gross Profit increased $1,841,000 to $3,820,000 in Fiscal 2005 from $1,979,000 in Fiscal 2004. Gross profit as a percentage of net sales decreased from 92% to 75% due primarily to product mix with the strong growth in affiliate starter packages at a lower margin than subscription revenues. Product enhancements also caused gross profit to decrease as a percentage of sales. Management anticipates that the Company will continue to experience similar levels of gross margin as management seeks out suppliers with competitive pricing for quality products and services.

         Operating Expenses increased $1,393,000 or 39% to $4,987,000 in Fiscal 2005 from $3,594,000 in Fiscal 2004. As a percentage of net sales, operating expenses decreased from 167% in Fiscal 2004 to 98% in Fiscal 2005. The increased spending was primarily associated with marketing programs, expansion of technical support, commissions, merchant fees, international operations expenses and increased staffing.

         Commission expenses increased $1,387,000 or 145% to $2,341,000 in Fiscal 2005 from $954,000 in Fiscal 2004. This increase is directly related to sales volume growth. Additionally, as a percentage of net sales, commission expenses increased from 44% to 46% due to new commission programs instituted.

         Loss from Operations decreased $447,000 or 28% to $1,167,000 in Fiscal 2005 from $1,614,000 in Fiscal 2004. Loss from operations as a percentage of net sales decreased from 75% in fiscal 2004 to 23% in Fiscal 2005. This decrease was primarily the result of the increase in revenue.

         Other Income (Expense) net was ($56,000) in Fiscal 2005 as compared with $5,000 in Fiscal 2004.

         Net  Loss  decreased   $386,000  to  $1,223,000  in  Fiscal  2005  from
$1,609,000 in Fiscal 2004 as a result of the combination of the factors discussed above.

THREE  MONTHS  ENDED MARCH 31, 2006  COMPARED  WITH THREE MONTHS ENDED MARCH 31,
2005

           Net Sales increased $2,691,000 or 470% to $3,258,000 in the quarter ended March 31, 2005 from $567,000 for the corresponding period in 2004. This increase was due to increased sales in all product groups. Sales from recurring and monthly subscription fees increased by 262% from $412,000 to $1,495,000. Sales of affiliate starter packages increased from $155,000 to $1,763,000.

         Gross Profit increased $2,119,000 to $2,567,000 in the quarter ended March 31, 2006 from $448,000 for the corresponding period in 2004. Gross profit as a percentage of net sales was constant at 79% for both periods.

         Operating Expenses increased $1,679,000 or 200% to $2,515,000 in the quarter ended March 31, 2006 from $836,000 for the corresponding period in 2004. As a percentage of net sales, operating expenses decreased from 147% in the quarter ended March 31, 2004 to 77% in the corresponding period in 2005. The increased spending was primarily associated with marketing programs, increased merchant fees and commissions directly related to sales volume, and increased staffing.

         Commission expenses increased $1,395,000 or 634% to $1,615,000 in the quarter ended March 31, 2006 from $220,000 in the corresponding period in 2005. This increase is primarily related to sales volume growth. Additionally, as a percentage of net sales, commission expenses increased from 39% to 50% due to more lucrative commission payments as affiliates advance in rank.

         Loss from Operations improved $440,000 from a loss of $388,000 in quarter ended March 31, 2004 to Operating Income of $52,000 in the corresponding period in 2005. This increase in Operating profit was primarily the result of the increase in revenue and leveraged Operating expenses.

         Other Income (Expense) net was ($11,000) in the quarter ended March 31, 2006 as compared with ($4,000) in the corresponding quarter in 2004.

         Net Loss improved $433,000 from a loss of $392,000 in the quarter ended March 31, 2005 to Net income of $41,000 in the corresponding period in 2005 as a result of the combination of the factors discussed above.

LIQUIDITY AND CAPITAL RESOURCES

         VMdirect's cash requirements are principally for working capital. Historically, VMdirect, LLC funded its working capital needs through the sale of LLC interests to members and through additional capital contributions by members.

         In Fiscal 2005, cash used in operating activities was $432,000 and consisted of a net loss of $1,223,000, decreased by non-cash items of $199,000 and by $592,000 of cash provided by operating assets and liabilities. The latter consisted of increases in accounts payable and accrued expenses of $760,000 partially offset by increases in inventory of $138,000, accounts receivable of $24,000 and other assets of $7,000.

         In Fiscal 2004, cash used in operating activities was $1,325,000 and consisted of a net loss of $1,609,000, decreased by non-cash items of $23,000 and by $261,000 of cash provided by operating assets and liabilities. The latter consisted of increases in accounts payable and accrued expenses of $298,000 partially offset by increases in other assets of $37,000.

         Investing Activities during Fiscal 2005 and 2004 were the result of capital expenditures, primarily for computer and video equipment and software licenses.

         Financing Activities during Fiscal 2005 and 2004 consisted entirely of proceeds from the sale of LLC interests to members and additional capital contributions by members. Cash provided by financing activities decreased $231,000 to $959,000 for Fiscal 2005 from $1,190,000 for Fiscal 2004.

         The management of VM Direct expects that with its present cash flows from operating activities, the Company will have adequate working capital to continue to grow its operations and develop its products, international markets and business plan as anticipated. There is currently no definitive plan of debt or equity financing. There is no assurance that external financing will be available if needed in the future, or if available, that it would be available on terms acceptable to the management of VM Direct.

CREDIT FACILITIES

         In Fiscal 2005, the Company set up a business credit line with Wells Fargo Bank for $65,000 at an annual percentage rate of 12.75%. This credit line was utilized in Fiscal 2005 in February for $7,000 and in August for $11,000. Both borrowings were paid off within 60 days.

DEBT

         On August 22, 2002 the Company issued a promissory note in the principal amount of $50,000 to an individual in order to fund working capital needs. The note accrued interest at a rate of 5%. The note is payable at any time on demand or no later than December 31, 2006.

OFF-BALANCE SHEET ARRANGEMENTS

         The  Company  has  no  off-balance  sheet   arrangements  of  financing
activities with special purpose entities.

BACKLOG

         Backlog is only relevant to our affiliate starter packages and merchandise product lines. We do not believe that backlog is a meaningful indicator of future business prospects due to the short period of time from customer kit or merchandise order to product shipment. Most products are shipped one to two days from the date ordered: therefore, backlog information is not material to an understanding of our business.

GEOGRAPHIC INFORMATION

         Sales in the United States and Canada accounted for 100% of our revenue in 2004 and 88% in 2005. International sales in the United Kingdom and Mexico accounted for the remaining revenue in 2005. Sales in the United States and Canada for the quarter ended March 31, 2006 accounted for 85% of revenue and 100% of revenue for the corresponding period in 2005. International sales in the United Kingdom, Mexico, Australia and New Zealand accounted for the remaining 15% in the quarter ended March 31, 2006. All of our significant fixed assets are located in Nevada at our headquarters (with one server located in Texas). Some of our purchased products are manufactured in China by various vendors.

REVENUE RECOGNITION

         Revenue is generated through the sale of selling aids (affiliate starter packages) to affiliates and video mail subscriptions to both affiliate and retail customers over the Internet reduced by sales returns and allowances to arrive at net sales. These sales are, in part, on a continuity basis, in which these customers agree to accept monthly charges for recurring services. Revenue related to individual orders of products by customers is recognized upon shipment. Fulfillment of product orders is handled both internally and through third-parties, and in all cases VMdirect has title to the goods prior to shipment. In addition, consigned inventory, held at third-party distribution facilities, is recorded in revenue upon the sale to our customers. Shipping and handling fees charged to customers are included in revenues, and shipping and handling costs are included in cost of revenues.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

         Our Management's Discussion and Analysis of Financial Condition and Results of Operations section discusses our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. To prepare these financial statements, we must make estimates and assumptions that affect the reported amounts of assets and liabilities. These estimates also affect our reported revenues and expenses. On an ongoing basis, management evaluates its estimates and judgment, including those related to revenue recognition, accrued expenses, financing operations and contingencies and litigation. Management bases its estimates and judgment on historical experience and on various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. The following represents a summary of our critical accounting policies, defined as those policies that we believe are the most important to the portrayal of our financial condition and results of operations and that require management's most difficult, subjective or complex judgments, often as a result of the need to make estimates about the effects of matters that are inherently uncertain.

CRITICAL ACCOUNTING POLICIES AND RECENT ACCOUNTING PRONOUNCEMENTS

         Note 2 to our financial statements for Fiscal 2005 and Fiscal 2004 sets forth certain critical accounting policies and recent accounting pronouncements that are applicable to our financial statements.

QUALITATIVE AND QUANTITATIVE DISCLOSURES ABOUT MARKET RISK

         We currently have limited financial market risks from changes in foreign currency exchange rates or changes in interest rates and do not use derivative financial instruments. In Fiscal 2005, 3% of our revenue was transacted in British pounds ((pound)). In the future, we expect to enter into transactions in other currencies. An adverse change in exchange rates would result in a decline in income before taxes, assuming that each exchange rate would change in the same direction relative to the U.S. dollar. In addition to the direct effects of changes in exchange rates, such changes typically affect the volume of sales or foreign currency sales price as competitors' products become more or less attractive.

DESCRIPTION OF PROPERTY

         We lease our office space, consisting of approximately 11,000 square feet, in Las Vegas, Nevada. It is from this facility that we conduct all of our executive and administrative functions and ship our products to our customers.

                                  RISK FACTORS

YOU  SHOULD  CAREFULLY  CONSIDER  THE  FOLLOWING  RISK  FACTORS  AND  ALL  OTHER
INFORMATION CONTAINED IN THIS REPORT BEFORE PURCHASING SHARES OF OUR COMMON STOCK. INVESTING IN OUR COMMON STOCK INVOLVES A HIGH DEGREE OF RISK. IF ANY OF THE FOLLOWING EVENTS OR OUTCOMES ACTUALLY OCCURS, OUR BUSINESS OPERATING RESULTS AND FINANCIAL CONDITION WOULD LIKELY SUFFER. AS A RESULT, THE TRADING PRICE OF OUR COMMON STOCK COULD DECLINE, AND YOU MAY LOSE ALL OR PART OF THE MONEY YOU PAID TO PURCHASE OUR COMMON STOCK.

RISKS RELATING TO OUR BUSINESS

OUR OPERATING RESULTS MAY FLUCTUATE SIGNIFICANTLY AND OUR STOCK PRICE COULD DECLINE OR FLUCTUATE IF OUR RESULTS DO NOT MEET THE EXPECTATION OF ANALYSTS OR INVESTORS.

         Management expects that we will experience substantial variations in our net sales and operating results from quarter to quarter. We believe that the factors which influence this variability of quarterly results include:

         o        the timing of our introduction of new products;

         o        the level of consumer acceptance of each new product;

         o general economic and industry conditions that affect consumer spending;

         o        the timing of expenditures in anticipation of increased sales;
                  and

         o        actions of competitors.

         As a result of fluctuations in our revenue and operating expenses that may occur, management believes that period-to-period comparisons of our results of operations are not a good indication of our future performance. It is possible that in some future quarter or quarters, our operating results will be below the expectations of securities analysts or investors. In that case, our common stock price could fluctuate significantly or decline.

WE  MAY  NEED   ADDITIONAL   FUNDING  TO  SUPPORT  OUR  OPERATIONS  AND  CAPITAL
EXPENDITURES, WHICH MAY NOT BE AVAILABLE TO US AND WHICH LACK OF AVAILABILITY COULD ADVERSELY AFFECT OUR BUSINESS.

         We intend to fund our operations and capital expenditures from cash flow from operations, and our cash on hand. We believe we will have sufficient funds to finance the cost of our operations and planned expansion in the foreseeable future. However, we expect that we may need additional capital to continue and expand our operations. As part of our planned growth and expansion, we will be required to make expenditures necessary to expand and improve our operating and management infrastructure. We also plan to invest more heavily in research and development of new products and services. In addition, we may need additional funds to pursue business opportunities (such as acquisitions of complementary businesses), to react to unforeseen difficulties or to respond to competitive pressures.

         If our capital resources are insufficient, we will need to raise additional funds. We currently have no committed sources of additional capital, and there can be no assurance that any financing arrangements will be available in amounts or on terms acceptable to us, if at all. Furthermore, the sale of additional equity or convertible debt securities may result in additional dilution to existing stockholders. If adequate additional funds are not available, we may be required to delay, reduce the scope of or eliminate material parts of the implementation of our business strategy. This limitation could substantially harm our business, results of operations and financial condition.

WE HAVE A HISTORY OF OPERATING LOSSES AND THERE CAN BE NO ASSURANCE THAT WE CAN ACHIEVE OR MAINTAIN PROFITABILITY.

         We have a history of operating losses and may not achieve or sustain profitability. We cannot guarantee that we will become profitable. Even if we achieve profitability, given the competitive and evolving nature of the industry in which we operate, we may not be able to sustain or increase profitability and our failure to do so would adversely affect our business, including our ability to raise additional funds.

WE MAY NOT BE ABLE TO EFFECTIVELY MANAGE OUR GROWTH.

         Our strategy envisions growing our business. We plan to expand our technology, sales, administrative and marketing organizations. Any growth in or expansion of our business is likely to continue to place a strain on our management and administrative resources, infrastructure and systems. As with other growing businesses, we expect that we will need to further refine and expand our business development capabilities, our systems and processes and our access to financing sources. We also will need to hire, train, supervise and manage new employees. These processes are time consuming and expensive, will increase management responsibilities and will divert management attention. We cannot assure you that we will be able to:

         o expand our systems effectively or efficiently or in a timely manner;

         o        allocate our human resources optimally;

         o        meet our capital needs;

         o        identify  and  hire  qualified   employees  or  retain  valued
                  employees; or

         o incorporate effectively the components of any business or product line that we may acquire in our effort to achieve growth.

         Our inability or failure to manage our growth and expansion effectively could harm our business and materially and adversely affect our operating results and financial condition.

A SIGNIFICANT MAJORITY OF OUR REVENUES HAVE BEEN DERIVED FROM SALES TO OUR MULTI-TIER AFFILIATES, AND OUR FUTURE SUCCESS DEPENDS ON OUR ABILITY TO CONTINUE THE GROWTH OF OUR AFFILIATE BASE, AS WELL AS TO EXPAND OUR SUBSCRIPTION AND ADVERTISING BASED REVENUE MODELS.

         To date, our growth has been derived primarily from the expansive growth of our multi-tiered affiliate base. Our success and the planned growth and expansion of our business depends on us achieving greater and broader acceptance in our existing market segment by expanding our direct subscription sales and by growing our prepaid trial accounts. There can be no assurance that consumers will subscribe to our product offerings through these direct models. Though we plan to spend significant amounts on promotion, marketing and advertising to increase awareness, we cannot guarantee that these expenses will generate the desired product awareness or commensurate increase in users of our product offerings. If we are unable to effectively market or expand these business models, and if our affiliate enrollment does not continue to grow, we will be unable to grow and expand our business or implement our business strategy as described in this report. This could materially impair our ability to increase sales and revenue and materially and adversely affect our margins, which could harm our business and cause our stock price to decline.

WE  MAY  BE  UNABLE  TO  COMPETE   SUCCESSFULLY   AGAINST  EXISTING  AND  FUTURE
COMPETITORS, WHICH COULD DECREASE OUR REVENUE AND MARGINS AND HARM OUR BUSINESS.

         The social networking and digital communications industries are highly competitive. Our future growth and financial success depend on our ability to further penetrate and expand our user base, as well as our ability to grow our revenue models. Our competitors possess greater resources than us and in many cases are owned by companies with broader business lines. For example, we encounter competition in the social networking space from www.myspace.com, a company recently acquired by News Corporation, and we offer video instant messaging services similar to those offered at www.skype.com, a subsidiary of eBay, Inc. There can be no assurance that we will be able to maintain our growth rate or increase our market share in our industry at the expense of existing competitors.

WE MAY NOT BE ABLE TO ADEQUATELY PROTECT OUR INTELLECTUAL PROPERTY RIGHTS.

         We rely in part on patent, trade secret, unfair competition, trade dress and trademark law to protect our rights to certain aspects of our product offerings, including our software technologies, domain names and recognized trademarks, all of which we believe are important to the success of our products and our competitive position. There can be no assurance that any of our trademark applications will result in the issuance of a registered trademark, or that any trademark granted will be effective in thwarting competition or be held valid if subsequently challenged. In addition, there can be no assurance that the actions taken by us to protect our proprietary rights will be adequate to prevent imitation of our products, that our proprietary information will not become known to competitors, that we can meaningfully protect our rights to unpatented proprietary information or that others will not independently develop substantially equivalent or better products that do not infringe on our intellectual property rights. We could be required to devote substantial resources to enforce and protect our intellectual property, which could divert our resources and result in increased expenses. In addition, an adverse determination in litigation could subject us to the loss of our rights to particular intellectual property, could require us to grant licenses to third parties, could prevent us from selling or using certain aspects of our products or could subject us to substantial liability, any of which could harm our business.

WE MAY BECOME SUBJECT TO LITIGATION FOR INFRINGING THE INTELLECTUAL PROPERTY RIGHTS OF OTHERS.

         Others may initiate claims against us for infringing on their intellectual property rights. We may be subject to costly litigation relating to such infringement claims and we may be required to pay compensatory and punitive damages or license fees if we settle or are found culpable in such litigation, we may be required to pay damages, including punitive damages. In addition, we may be precluded from offering products that rely on intellectual property that is found to have been infringed by us. We also may be required to cease offering the affected products while a determination as to infringement is considered. These developments could cause a decrease in our operating income and reduce our available cash flow, which could harm our business and cause our stock price to decline.

WE MAY BE UNABLE TO ATTRACT AND RETAIN QUALIFIED, EXPERIENCED, HIGHLY SKILLED PERSONNEL, WHICH COULD ADVERSELY AFFECT THE IMPLEMENTATION OF OUR BUSINESS PLAN.

         Our success depends to a significant degree upon our ability to attract, retain and motivate skilled and qualified personnel. If we fail to attract, train and retain sufficient numbers of these qualified people, our prospects, business, financial condition and results of operations will be materially and adversely affected. In particular, we are heavily dependent on the continued services of Craig Ellins and the other members of our senior management team. We do not have long-term employment agreements with any of the members of our senior management team, each of whom may voluntarily terminate his employment with us at any time. Following any termination of employment, these employees would not be subject to any non-competition covenants. The loss of any key employee, including members of our senior management team, and our inability to attract highly skilled personnel with sufficient experience in our industries could harm our business.

OUR SENIOR MANAGEMENT'S LIMITED RECENT EXPERIENCE MANAGING A PUBLICLY TRADED COMPANY MAY DIVERT MANAGEMENT'S ATTENTION FROM OPERATIONS AND HARM OUR BUSINESS.

         Our management team has relatively limited recent experience managing a publicly traded company and complying with federal securities laws, including compliance with recently adopted disclosure requirements on a timely basis. Our management will be required to design and implement appropriate programs and policies in responding to increased legal, regulatory compliance and reporting requirements, and any failure to do so could lead to the imposition of fines and penalties and harm our business.

IF WE ARE NOT ABLE TO RESPOND TO THE ADOPTION OF TECHNOLOGICAL INNOVATION IN OUR INDUSTRY AND CHANGES IN CONSUMER DEMAND, OUR PRODUCTS WILL CEASE TO BE COMPETITIVE, WHICH COULD RESULT IN A DECREASE IN REVENUE AND HARM OUR BUSINESS.

         Our future success will depend, in part, on our ability to keep up with changes in consumer tastes and our continued ability to differentiate our products through implementation of new technologies. We may not, however, be able to successfully do so, and our competitors may be able to implement new technologies at a much lower cost. These types of developments could render our products less competitive and possibly eliminate any differentiating advantage that we might hold at the present time.

RISKS RELATING TO OUR COMMON STOCK

THERE IS A LIMITED TRADING MARKET FOR OUR COMMON STOCK.

         Although prices for our shares of common stock are quoted on the NASD's Over-The-Counter Bulletin Board (under the symbol QRUS), there is no established public trading market for our common stock, and no assurance can be given that a public trading market will develop or, if developed, that it will be sustained.

THE  LIQUIDITY  OF OUR COMMON  STOCK WILL BE  AFFECTED  BY ITS  LIMITED  TRADING
MARKET.

         Bid and ask prices for shares of our common stock are quoted on the Over-the-Counter Bulletin Board under the symbol QRUS. We expect to continue to have our shares quoted under that symbol until we change our name. There is currently no broadly followed, established trading market for our common stock. While we are hopeful that following the Exchange, we will command the interest of a greater number of investors, an established trading market for our shares of common stock may never develop or be maintained. Active trading markets generally result in lower price volatility and more efficient execution of buy and sell orders. The absence of an active trading market reduces the liquidity of our common stock. As a result of the lack of trading activity, the quoted price for our common stock on the OTC Bulletin Board is not necessarily a reliable indicator of its fair market value. Further, if we cease to be quoted, holders of our common stock would find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, our common stock, and the market value of our common stock would likely decline.

IF AND WHEN A TRADING MARKET FOR OUR COMMON STOCK DEVELOPS, THE MARKET PRICE OF OUR COMMON STOCK IS LIKELY TO BE HIGHLY VOLATILE AND SUBJECT TO WIDE FLUCTUATIONS, AND YOU MAY BE UNABLE TO RESELL YOUR SHARES AT OR ABOVE THE OFFERING PRICE.

         The market price of our common stock is likely to be highly volatile and could be subject to wide fluctuations in response to a number of factors that are beyond our control, including announcements of new products or services by our competitors. In addition, the market price of our common stock could be subject to wide fluctuations in response to a variety of factors, including:

         o        quarterly variations in our revenues and operating expenses;

         o developments in the financial markets, and the worldwide or regional economies;

         o announcements of innovations or new products or services by us or our competitors;

         o        fluctuations in merchant credit card interest rates;

         o significant sales of our common stock or other securities in the open market;

         o        changes in accounting principles.

         In the past, stockholders have often instituted securities class action litigation after periods of volatility in the market price of a company's securities. If a stockholder were to file any such class action suit against us, we would incur substantial legal fees and our management's attention and resources would be diverted from operating our business to respond to the litigation, which could harm our business.

SUBSTANTIAL FUTURE SALES OF OUR COMMON STOCK IN THE PUBLIC MARKET COULD CAUSE OUR STOCK PRICE TO FALL.

         Upon the effectiveness of any registration statement that we may file with respect to the resale of shares held by the Members, a significant number of our shares of common stock may become eligible for sale. The sale of these shares could depress the market price of our common stock. Sales of a significant number of shares of our common stock in the open market could harm the market price of our common stock. A reduced market price for our shares could make it more difficult to raise funds through future offering of common stock.

         Moreover, as additional shares of our common stock become available for resale in the open market (including shares issued upon the exercise of our outstanding warrants), the supply of our publicly traded shares will increase, which could decrease its price.

         Some of our shares may also be offered from time to time in the open market pursuant to Rule 144, and these sales may have a depressive effect on the market for our shares. In general, a person who has held restricted shares for a period of one year may, upon filing with the SEC a notification on Form 144, sell into the market shares up to an amount equal to 1% of the outstanding shares.

THE SALE OF SECURITIES BY US IN ANY EQUITY OR DEBT FINANCING COULD RESULT IN DILUTION TO OUR EXISTING STOCKHOLDERS AND HAVE A MATERIAL ADVERSE EFFECT ON OUR EARNINGS.

         Any sale of common stock by us in a future private placement offering could result in dilution to the existing stockholders as a direct result of our issuance of additional shares of our capital stock. In addition, our business strategy may include expansion through internal growth, by acquiring complementary businesses, by acquiring or licensing additional brands, or by establishing strategic relationships with targeted customers and suppliers. In order to do so, or to finance the cost of our other activities, we may issue additional equity securities that could dilute our stockholders' stock ownership. We may also assume additional debt and incur impairment losses related to goodwill and other tangible assets if we acquire another company and this could negatively impact our earnings and results of operations.

THE TRADING OF OUR COMMON STOCK ON THE OVER-THE-COUNTER BULLETIN BOARD AND THE POTENTIAL DESIGNATION OF OUR COMMON STOCK AS A "PENNY STOCK" COULD IMPACT THE TRADING MARKET FOR OUR COMMON STOCK.

         Our securities, as traded on the Over-the-Counter Bulletin Board, may be subject to SEC rules that impose special sales practice requirements on broker-dealers who sell these securities to persons other than established customers or accredited investors. For the purposes of the rule, the phrase "accredited investors" means, in general terms, institutions with assets in excess of $5,000,000, or individuals having a net worth in excess of $1,000,000 or having an annual income that exceeds $200,000 (or that, when combined with a spouse's income, exceeds $300,000). For transactions covered by the rule, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser's written agreement to the transaction before the sale. Consequently, the rule may affect the ability of broker-dealers to sell our securities and also may affect the ability of purchasers to sell their securities in any market that might develop therefore.

         In addition, the SEC has adopted a number of rules to regulate "penny stock" that restrict transactions involving these securities. Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6, 15g-7, and 15g-9 under the Securities and Exchange Act of 1934, as amended. These rules may have the effect of reducing the liquidity of penny stocks. "Penny stocks" generally are equity securities with a price of less than $5.00 per share (other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market if current price and volume information with respect to transactions in such securities is provided by the exchange or system). Because our securities may constitute "penny stock" within the meaning of the rules, the rules would apply to us and to our securities.

         Stockholders should be aware that, according to SEC, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (ii) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (iii) "boiler room" practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (iv) excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and (v) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, resulting in investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities.

WE HAVE NOT PAID DIVIDENDS IN THE PAST AND DO NOT EXPECT TO PAY DIVIDENDS FOR THE FORESEEABLE FUTURE, AND ANY RETURN ON INVESTMENT MAY BE LIMITED TO POTENTIAL FUTURE APPRECIATION ON THE VALUE OF OUR COMMON STOCK.

         We currently intend to retain any future earnings to support the development and expansion of our business and do not anticipate paying cash dividends in the foreseeable future. Our payment of any future dividends will be at the discretion of our Board of Directors after taking into account various factors, including without limitation, our financial condition, operating results, cash needs, growth plans and the terms of any credit agreements that we may be a party to at the time. To the extent we do not pay dividends, our stock may be less valuable because a return on investment will only occur if and to the extent our stock price appreciates, which may never occur. In addition, investors must rely on sales of their common stock after price appreciation as the only way to realize their investment, and if the price of our stock does not appreciate, then there will be no return on investment. Investors seeking cash dividends should not purchase our common stock.

OUR OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS CAN EXERT SIGNIFICANT INFLUENCE OVER US AND MAY MAKE DECISIONS THAT ARE NOT IN THE BEST INTERESTS OF ALL STOCKHOLDERS.

         Our officers, directors and principal stockholders (greater than 5% stockholders) collectively control approximately 85% of our outstanding common stock. As a result, these stockholders will be able to affect the outcome of, or exert significant influence over, all matters requiring stockholder approval, including the election and removal of directors and any change in control. In particular, this concentration of ownership of our common stock could have the effect of delaying or preventing a change of control of us or otherwise discouraging or preventing a potential acquirer from attempting to obtain control of us. This, in turn, could have a negative effect on the market price of our common stock. It could also prevent our stockholders from realizing a premium over the market prices for their shares of common stock. Moreover, the interests of this concentration of ownership may not always coincide with our interests or the interests of other stockholders, and accordingly, they could cause us to enter into transactions or agreements that we would not otherwise consider.

ANTI-TAKEOVER PROVISIONS MAY LIMIT THE ABILITY OF ANOTHER PARTY TO ACQUIRE US, WHICH COULD CAUSE OUR STOCK PRICE TO DECLINE.

     Our Articles of Incorporation, as amended, our by-laws and Florida law contain provisions that could discourage, delay or prevent a third party from acquiring us, even if doing so may be beneficial to our stockholders. In addition, these provisions could limit the price investors would be willing to pay in the future for shares of our common stock.


                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding Qorus' common stock beneficially owned on June 15, 2006, prior to giving effect to the Closing, for (i) each stockholder known to be the beneficial owner of 5% or more of our outstanding common stock, (ii) each of Qorus' executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. At June 15, 2006, immediately prior to the Closing, 46,174,800 shares of Qorus' common stock were outstanding.

                                            NUMBER OF SHARES          PERCENT OF
                NAME                       BENEFICIALLY OWNED           SHARES
--------------------------------------     ------------------         ----------
Kevin R. Keating                                 2,000,000 (1)             4.3%
936A Beachland Boulevard, Suite 13
Vero Beach, Florida 32963

Keating Reverse Merger Fund, LLC                34,983,459 (2)             75.8%
c/o Timothy J. Keating, Manager
5251 DTC Parkway, Suite 1090
Greenwood Village, Colorado 80111

All Executive Officers and Directors
as a group                                       2,000,000                 4.3%


(1) Kevin R. Keating is not affiliated with and has no equity interest in Keating Reverse Merger Fund, LLC and disclaims any beneficial interest in the shares of Qorus' Common Stock owned by Keating Reverse Merger Fund, LLC.

(2) Timothy J. Keating is the manager of Keating Reverse Merger Fund, LLC and exercises sole voting and investment control over such shares. Keating Reverse Merger Fund, LLC is not owned by or affiliated with Kevin R. Keating and disclaims any beneficial interest in the shares of Qorus' Common Stock owned by Kevin R. Keating.

         The following table sets forth certain information regarding Qorus' common stock beneficially owned on June 15, 2006, immediately following the Closing, for (i) each stockholder known to be the beneficial owner of 5% or more of Qorus' outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group, on a pro forma basis to reflect the transactions contemplated by the Exchange Agreement on a pre- and post-Reverse Split basis. The table assumes a total of 1,103,722,256 and 22,074,456 shares of Qorus' common stock outstanding as of June 15, 2006, on a pre- and post- Reverse Split basis, respectively, and on an as-converted-to-common-stock basis.

                                                   SHARES BENEFICIALLY OWNED
                                       --------------------------------------------------
                                         AMOUNT OF         AMOUNT OF
                                         BENEFICIAL        BENEFICIAL
                                         OWNERSHIP         OWNERSHIP          PERCENT OF
                                        (PRE-REVERSE     (POST-REVERSE        BENEFICIAL
NAME OF BENEFICIAL OWNER (1)             SPLIT) (2)        SPLIT) (2)       OWNERSHIP
-----------------------------------------------------------------------------------------

Craig Ellins                             422,331,450       8,446,630 (3)         38.3%

Lorne Walker                              6,549,455         215,684 (4)           1%

Amy Black                                422,331,450       8,446,630 (5)         38.3%

Jerry Haleva                                  0                  0                 *


                                       24


Kevin R. Keating                          2,000,000         40,000 (6)             *
936A Beachland Boulevard, Suite 13
Vero Beach, Florida 32963

All Executive Officers and Directors
as a Group (5 persons)                   430,880,905       8,702,314 (7)         39.3%


5% STOCKHOLDERS

The Richard Kall Family Trust            412,138,400         8,242,768           37.3%

Richard Kall (8)                         455,576,908         9,111,539           41.3%

David Weiner                              58,131,579        919,512 (9)          5.2%
3940 Laurel Canyon Blvd., Suite 327
Studio City, California 91604

Keating Reverse Merger Fund, LLC          34,983,459       699,670 (10)          3.2%
5251 DTC Parkway, Suite 1090
Greenwood Village, Colorado 80111

* Less than 1%.

(1) Unless otherwise stated, the address is c/o VMdirect, LLC, 3035 E. Patrick Ln., Suite 9, Las Vegas, Nevada 89120.

(2) The table assumes a total of 1,103,722,256 and 22,074,456 shares of Qorus' common stock outstanding as of June 15, 2006, on a pre- and post- Reverse Split basis, respectively, and on an as-converted-to-common-stock basis.

(3) Includes 4,223,315 shares of Qorus' Common Stock held by Amy Black, VMdirect's President and the spouse of Mr. Ellins. As the spouse of Ms. Black, Mr. Ellins may be deemed to beneficially own the shares held by Ms. Black but disclaims beneficial ownership in such shares.

(4) Includes 94,105 shares of Qorus' Common Stock that may be acquired within 60 days of June 15, 2006 upon the exercise of outstanding stock options.

(5) Includes 4,223,315 shares of Qorus' Common Stock held by Craig Ellins, our Chief Executive Officer and the spouse of Ms. Black. As the spouse of Mr. Ellins, Ms. Black may be deemed to beneficially own the shares held by Mr. Ellins but disclaims beneficial ownership in such shares.

(6) Kevin R. Keating is not affiliated with and has no equity interest in Keating Reverse Merger Fund, LLC and disclaims any beneficial interest in the shares of Qorus' Common Stock owned by Keating Reverse Merger Fund, LLC.

(7) Includes 94,105 shares of Qorus' Common Stock that may be acquired within 60 days of June 15, 2006 upon the exercise of outstanding stock options.

(8) Includes 8,242,768 shares held by The Richard Kall Family Trust. As the Trustee of The Richard Kall Family Trust, a revocable trust, Mr. Kall may be deemed to beneficially own the shares held by the trust. Also includes 868,771 shares held by Lizanne Kall, the spouse of Mr. Kall. As the spouse of Ms. Kall, Mr. Kall may be deemed to beneficially own the shares held by Ms. Kall but disclaims beneficial ownership in such shares.

(9) Consists of 855,658 shares of Qorus' Common Stock held by Woodman Management Corporation and 243,121 shares of Qorus' Common Stock that may be acquired within 60 days of June 15, 2006 upon the exercise of outstanding warrants held by Woodman Management Corporation. David Weiner is the sole officer, director and shareholder of Woodman Management Corporation.

(10) Timothy J. Keating is the manager of Keating Reverse Merger Fund, LLC and exercises sole voting and investment control over such shares. Keating Reverse Merger Fund, LLC is not owned by or affiliated with Kevin R. Keating and disclaims any beneficial interest in the shares of Qorus' Common Stock owned by Kevin R. Keating.


DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

         At the Closing, Kevin Keating resigned as our sole officer and the following officers were appointed by the newly constituted Board of Directors:

         NAME                 AGE                     POSITION
----------------------       -----     -----------------------------------------

Craig Ellins                  54       Chairman of the Board, Chief Executive
                                       Officer and President
Lorne Walker                  56       Chief Financial Officer
Amy Black                     45       President of VMdirect, LLC


         CRAIG ELLINS. Mr. Ellins has served as the Chief Executive Officer of VMdirect since November 2001. Mr. Ellins was a founder of helloNetwork, Inc. in 1996. He has been sought out for strategic planning by well known companies, including NetCom, AT&T, Time Warner, Inc., K-Tel International, Fingerhut Corporation, Guthy-Renker, Simitar Entertainment, and Stamina Products. Prior to these ventures, Mr. Ellins worked with founding members of Herbalife Corporation in the 1980's to establish product line-up and marketing strategies, including the first cable broadcast distributor meetings. He founded several companies, including the first 24-hour live television-shopping channel, Shop Television Network in the early 1990's. Mr. Ellins' was also the founder of CVR (Computerized Vehicle Registration) and Auto Check Centers which established one of the first wide area networks with connections to multiple Department of Motor Vehicle databases.

         LORNE WALKER. Ms. Walker has served as the Chief Financial Officer of VMdirect since September 2005. Prior to joining VMdirect, Ms. Walker served as the Chief Financial Officer of Haskel International Inc., Burbank, CA from December 2000 through March 2005. Prior to joining Haskel International Inc., Ms. Walker served as the Vice President of Finance-Manufacturing for Mentor, Inc., Santa Barbara, CA from January 2000 through October 2000.

         AMY BLACK. Ms. Black has served as the President of VMdirect since November 2001. Ms. Black was a founder of helloNetwork, Inc. in 1996 and served as its Vice President of Public Relations and Advertising. From 1992 to 1996, Ms. Black was President of Academic Connections. Prior to these ventures, Ms. Black gained extensive government relations experience as a senior staff member at the California State Legislature and as a lobbyist for one of the top 20 lobbying firms in California.

         Craig Ellins and Amy Black are husband and wife.

         At the Closing,  the following  persons were  appointed as Directors of
Qorus:



         NAME                 AGE                      POSITION
----------------------       -----     -----------------------------------------

Craig Ellins                  54       Chairman of the Board, Chief Executive
                                       Officer and President
Jerry Haleva                  60       Director
Kevin R. Keating (1)          66       Director



          CRAIG ELLINS.  See biographical information provided above.

          JERRY HALEVA. Mr. Haleva is President of Sergeant Major Associates, Inc., which he founded in 1990 and is one of the top 25 governmental consulting firms in California. Mr. Haleva also serves on numerous charitable and issue-based boards and commissions, including the Executive Committees of both the Yosemite National Institute (YNI) and the American Israel Public Affairs Committee (AIPAC), as well as on the California International Relations Foundation. Mr. Haleva is a 20-year veteran as a professional staff person with the California Legislature, and has held appointments on the Capitol Area Committee, as Chief Counsel to the Governor's Blue Ribbon Fire Commission, the Long-range Planning Committee of the FCC, the Safety Belt Task Force and, most recently, as Chairman of the California Highway Patrol Citizens' Oversight Committee. Beginning as a Ford Foundation Fellow, he served both houses and both parties during his public service career. From 1972 through 1974, he served as the Legislature's chief consultant on the state prison system. In 1976, as Chief of Staff to the Senate Minority Leader, he helped create and supervised the Joint Committee on Fire, Police, Emergency and Disaster Services. Additionally, he oversaw the Select Committee on Business Development and the Joint
Legislative Budget Committee. Mr. Haleva holds a B.A. in Government and a general secondary teaching credential from California State University at Sacramento.

         KEVIN KEATING. Mr. Keating, the former President, Secretary and Treasurer of Qorus, is an investment executive and for the past nine years has been the Branch Manager of the Vero Beach, Florida, office of Brookstreet Securities Corporation. Brookstreet is a full-service, national network of independent investment professionals. Mr. Keating services the investment needs of private clients with special emphasis on equities. For more than 35 years, he has been engaged in various aspects of the investment brokerage business. Mr. Keating began his Wall Street career with the First Boston Company in New York in 1965. From 1967 through 1974, he was employed by several institutional research boutiques where he functioned as Vice President Institutional Equity Sales. From 1974 until 1982, Mr. Keating was the President and Chief Executive Officer of Douglas Stewart, Inc., a New York Stock Exchange member firm. Since 1982, he has been associated with a variety of firms as a registered representative servicing the needs of individual investors. Mr.

Keating is also the manager and sole member of Vero Management, LLC, which had a management agreement with Qorus.

         Messrs. Haleva and Keating were appointed as Mr. Ellins' and Keating Reverse Merger Fund's respective designees under the terms of the Voting Agreement among Keating Reverse Merger Fund, Craig Ellins, Amy Black, The Kall Family Trust and Lizanne Kall.

         None of the newly appointed officers or directors, nor any of their affiliates, beneficially owned any equity securities or rights to acquire any securities of Qorus prior to the Closing, and no such persons have been involved in any transaction with Qorus or any of its directors, executive officers or affiliates that is required to be disclosed pursuant to the rules and regulations of the SEC, other than with respect to the transactions that have been described herein. None of the newly appointed officers and directors have been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, nor have they been a party to any judicial or administrative proceeding during the past five years, except for matters that were dismissed without sanction or settlement, that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

         Until further determination by the Board, the full Board of Directors will undertake the duties of the Audit Committee, Compensation Committee and Nominating Committee of the Board of Directors.


                        DIRECTOR AND OFFICER COMPENSATION

         The following Executive Compensation Chart highlights the compensation for Qorus' executive officers. No other executive officers received salary and bonus in excess of $100,000 for the prior three fiscal years.

                                                                                 Long Term Compensation
                                                                         --------------------------------------
                                          Annual Compensation                     Awards             Payouts
                                ---------------------------------------- -------------------------- -----------
                                                                                       Securities
        Name                                                Other        Restricted    Underlying
        and                                                 Annual          Stock       Options/       LTIP        All Other
      Principal                               Bonus      Compensation     Award(s)    SARs (#) (2)  Payouts       Compensation
      Position          Year    Salary ($)     ($)           ($)             ($)                       ($)            ($)
---------------------- -------- ------------ --------- ----------------- ------------ ------------- ----------- -----------------
Kevin R. Keating        2005        $0          $0            $0             N/A          N/A          N/A            N/A
(Pres., Secr., and      2004        $0          $0            $0             N/A          N/A          N/A          $50,000
Treas.) (1)
---------------------- -------- ------------ --------- ----------------- ------------ ------------- ----------- -----------------
Patrick J. Haynes       2005        $0          $0            $0             N/A          N/A          N/A            N/A
(CEO) (2)               2004        $0          $0            $0             N/A          N/A          N/A            N/A
                        2003        $0          $0            $0             N/A          N/A          N/A            N/A
---------------------- -------- ------------ --------- ----------------- ------------ ------------- ----------- -----------------
Thomas C. Ratchford     2005        $0          $0            $0             N/A          N/A          N/A            N/A
(CFO) (3)               2004        $0          $0            $0             N/A          N/A          N/A            N/A
                        2003        $0          $0            $0             N/A          N/A          N/A            N/A
---------------------- -------- ------------ --------- ----------------- ------------ ------------- ----------- -----------------

(1) Mr. Keating became President, Secretary, Treasurer, and a director effective June 22, 2004. On July 27, 2004, Qorus issued Mr. Keating 2,000,000 shares of its common stock in consideration for services rendered by him, valued at $50,000.

(2) Mr. Haynes became Chief Executive Officer effective March 15, 2001 and resigned effective June 22, 2004.

(3) Mr. Ratchford became Chief Financial Officer effective October 2000 and resigned effective June 22, 2004.

         There was no other compensation paid to Kevin R. Keating during 2005 in his capacity as an officer or director of Qorus. There were no option grants to Kevin R. Keating during the fiscal year ended December 31, 2005, and no options were exercised by Kevin R. Keating during the fiscal year ended December 31, 2005.

         Qorus did not pay any compensation to any director in 2003, 2004 and 2005.

         EXECUTIVE COMPENSATION SUMMARY. The following Executive Compensation Chart highlights the compensation for VMdirect's executive officers. No other executive officers received salary and bonus in excess of $100,000 for the prior three fiscal years ended December 31, 2003, 2004 and 2005.

                                                                                Long Term Compensation
                                                                         --------------------------------------
                                          Annual Compensation                     Awards             Payouts
                                ---------------------------------------- -------------------------- -----------
                                                                                       Securities
        Name                                                Other        Restricted    Underlying
        and                                                 Annual          Stock       Options/       LTIP        All Other
      Principal                               Bonus      Compensation      Award(s)      SARs (#)    Payouts      Compensation
      Position          Year    Salary ($)     ($)            ($)            ($)          ($)          ($)            ($)
---------------------- -------- ------------ --------- ----------------- ------------ ------------- ----------- -----------------
Craig Ellins, Manager   2005        $0          $0            $0             N/A          N/A          N/A            N/A
and Chief Executive     2004        $0          $0            $0             N/A          N/A          N/A            N/A
Officer                 2003        $0          $0            $0             N/A          N/A          N/A            N/A
---------------------- -------- ------------ --------- ----------------- ------------ ------------- ----------- -----------------
Amy Black, Manager      2005      $92,862     $3,461          $0             N/A          N/A          N/A            N/A
and President           2004      $88,340       $0            $0             N/A          N/A          N/A            N/A
                        2003      $88,340       $0            $0             N/A          N/A          N/A            N/A
---------------------- -------- ------------ --------- ----------------- ------------ ------------- ----------- -----------------
Lorne Walker, Chief     2005      $26,632       $0            $0             N/A          N/A          N/A            N/A
Financial Officer       2004        $0          $0            $0             N/A          N/A          N/A            N/A
                        2003        $0          $0            $0             N/A          N/A          N/A            N/A
---------------------- -------- ------------ --------- ----------------- ------------ ------------- ----------- -----------------


         MANAGER AND OFFICER COMPENSATION. VMdirect's managers and officers are not parties to employment agreements. Pursuant to VMdirect's Operating Agreement, each Manager shall be entitled to receive reasonable compensation for services rendered by him or her in the management of VMdirect's business; and each officer shall be compensated in such manner as the Managers reasonably determine. The Company shall provide the Managers with (or, at the Managers' election, reimburse the Managers for) reasonable office space, personnel, equipment, supplies and other administrative and management support that may be necessary or appropriate in connection with the operation of VMdirect's business.

         STOCK OPTIONS. The Managers of VMdirect authorized the grant of stock options to various employees of VMdirect pursuant to their authority under the Operating Agreement of VMdirect. Those options were assumed by Qorus in connection with the Exchange.

         The following table presents information regarding option grants during 2005 to our Named Executive Officers. The information in this table represents all options issued to our Named Executive Officers in connection with their services as officers of VMdirect during 2005. The number of securities underlying the options granted and exercise price represents the number of shares of our common stock (on a post-Reverse Split and as-converted-to-common-stock basis) for which the VMdirect membership units underlying the originally issued options currently represent, and the new exercise price thereof, as a result of the consummation of the Exchange.

                              Number of    Percent of
                             Securities   Total Options
                             Underlying    Granted to     Exercise
                               Options    Employees In    or Base    Expiration
                               Granted    Fiscal Year(2)   Price        Date
                             -----------   -----------    --------   ----------
Craig Ellins............         0             -            -           -
Lorne Walker (1)........      376,419         46%         $0.26      12/31/2015
Amy Black...............         0             -            -           -

----------
(1) Options vest as follows: 25% upon option issuance, and 25% at the end of the first anniversary of the date of grant, and the remainder monthly on a ratable basis for 24 months.

(2) Options covering an aggregate of 818,349 shares were granted to employees during fiscal 2005.

AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL YEAR AND FISCAL  YEAR-END  OPTION
VALUES

         The following table sets forth, for each of the Named Executive Officers, certain information regarding the exercise of stock options during fiscal 2005, and the number of shares of common stock underlying stock options held at fiscal year-end. Because these options represent options to purchase membership units of VMdirect, we have assumed the price of our common stock at our fiscal year end to be equal to the last price at which we issued warrants to acquire membership interests of VMdirect ($1.10) for the purpose of calculating the value of unexercised in-the-money options held by our Named Executive Officer at fiscal year end. The number of securities underlying the options and exercise price represents the number of shares of our common stock (on a post-Reverse Split and as-converted-to-common-stock basis) for which the VMdirect membership units underlying the originally issued options currently represent, and the new exercise price thereof, as a result of the consummation of the Exchange.

                                                       Number of Shares
                                                    Underlying Unexercised          Value of Unexercised
                             Shares                   Options at Fiscal           In-The-Money Options at
                            Acquired     Value            Year End                     Fiscal Year End
Name                      On Exercise   Realized   Exercisable/Unexercisable     Exercisable/Unexercisable
------------------------- ------------- ---------- -------------------------- -------------------------------
Craig Ellins                   0            -

Lorne Walker                   0            -           94,105/282,314                     $0/$0

Amy Black                      0            -

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information concerning our equity compensation plans as of December 31, 2005.

                                    NUMBER OF SECURITIES                              NUMBER OF SECURITIES REMAINING
                                      TO BE ISSUED UPON        WEIGHTED-AVERAGE        AVAILABLE FOR FUTURE ISSUANCE
                                         EXERCISE OF          EXERCISE PRICE OF          UNDER EQUITY COMPENSATION
                                    OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,       PLANS (EXCLUDING SECURITIES
                                     WARRANTS AND RIGHTS     WARRANTS AND RIGHTS         REFLECTED IN COLUMN (A))
PLAN CATEGORY                                (a)                     (b)                            (c)
--------------------------------    --------------------    -----------------------   --------------------------------
Equity compensation plans                   --                        --                            --
approved by security holders

Equity compensation plans not             962,499                   $1.17                         962,499
approved by security holders

TOTAL                                     962,499                   $1.17                         962,499

EMPLOYMENT CONTRACTS

         VMdirect is not party to any employment agreements with any of its executive officers.

INDEMNIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS AND LIMITATION OF LIABILITY

         Qorus is a Florida corporation. The Florida Business Corporation Act and certain provisions of our Bylaws under certain circumstances provide for indemnification of our officers, directors and controlling persons against liabilities which they may incur in such capacities. A summary of the circumstances in which such indemnification is provided for is contained herein, but this description is qualified in its entirety by reference to our bylaws and to the statutory provisions.

         In general, any officer, director, employee or agent may be indemnified against expenses, fines, settlements or judgments arising in connection with a legal proceeding to which such person is a party, if that person's actions were in good faith, were believed to be in our best interest, and were not unlawful. Unless such person is successful upon the merits in such an action, indemnification may be awarded only after a determination by independent decision of the Board of Directors, by legal counsel, or by a vote of the stockholders, that the applicable standard of conduct was met by the person to be indemnified.

         The circumstances under which indemnification is granted in connection with an action brought on our behalf is generally the same as those set forth above; however, with respect to such actions, indemnification is granted only with respect to expenses actually incurred in connection with the defense or settlement of the action. In such actions, the person to be indemnified must have acted in good faith and in a manner believed to have been in our best interest, and have not been adjudged liable for negligence or misconduct.

         Indemnification may also be granted pursuant to the terms of agreements which may be entered in the future or pursuant to a vote of stockholders or directors. The statutory provision cited above also grants us the power to purchase and maintain insurance which protects our officers and directors against any liabilities incurred in connection with their service in such a position, and such a policy may be obtained by us.

         We do not have any indemnification agreements with any of our directors or executive officers.

         A stockholder's investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees regarding which indemnification by us is sought, nor are we aware of any threatened litigation that may result in claims for indemnification.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we has been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

QORUS

         On June 10, 2004, Qorus entered into a contract with Vero Management, LLC ("Vero") for managerial and administrative services. Vero was not engaged to provide, and Vero did not render, legal, accounting, auditing, investment banking or capital formation services. Kevin R. Keating is the manager of Vero. The term of the contract was for one year. In consideration of the services provided, Vero was paid $1,000 for each month in which services were rendered. Furthermore, Vero has paid $25,439 of Qorus' expenses during the three months ended March 31, 2006. As of March 31, 2006, Qorus owed Vero $31,439, which amount was paid by Qorus at Closing.

         Kevin R. Keating is the father of Timothy J. Keating, the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KRM Fund, which is the majority stockholder of Qorus. Keating
Investments, LLC is also the managing member and 90% owner of Keating Securities, LLC, a registered broker-dealer. Keating Investments, LLC is also the managing member and 100% owner of Keating After Market Support, LLC. Kevin
R. Keating is not affiliated with and has no equity interest in Keating Investments, LLC, KRM Fund, Keating Securities, LLC or Keating After Market Support, LLC and disclaims any beneficial interest in the shares of Qorus' Common Stock owned by KRM Fund. Similarly, Keating Investments, LLC, KRM Fund, Keating Securities, LLC and Keating After Market Support, LLC disclaim any beneficial interest in the shares of Qorus' Common Stock currently owned by Kevin R. Keating.

         At Closing, pursuant to the terms of the Exchange Agreement, Qorus entered into a certain financial advisory agreement with Keating Securities, LLC ("Keating Securities"), a registered broker-dealer, under which Keating Securities was compensated by Qorus for its advisory services rendered to Qorus in connection with the Exchange transaction. The transaction advisory fee of $500,000 was paid at the Closing of the Exchange.

         Immediately following the Closing, pursuant to the terms of the Exchange Agreement, Qorus entered into an agreement with Keating After Market Support, LLC to provide investor relations and after market support services to Qorus for a period of not less than six months following the Closing. Under this agreement, KAMS will be paid a monthly fee of $7,500 during the term.

         Other than the above transactions or otherwise set forth in this Current Report or in any reports filed by Qorus with the SEC, Qorus has not entered into any material transactions with any director, executive officer, and nominee for director, beneficial owner of five percent or more of its common stock, or family members of such persons. Qorus is not a subsidiary of any company.

VMDIRECT

         Effective January 1, 2003, VMdirect entered into a Software Services Agreement with RazorStream, LLC, a Nevada limited liability company ("RazorStream"), that is majority owned by the majority members of the Company (Craig Ellins, Amy Black, The Richard Kall Family Trust, and Lizanne Kall), pursuant to which RazorStream supervised the VMdirect's development of various software applications and other software technologies. Under the agreement, RazorStream was entitled to own certain software technology arising from the development (the "Core Technology"), while VMdirect owned its pre-existing technology, certain software applications created during the development and other software applications or technology developed outside the scope of the agreement.

       In connection with the Software Services Agreement, the parties entered into a Technology License Agreement pursuant to which RazorStream granted the Company a non-exclusive, royalty-free, worldwide perpetual license to use and otherwise exploit the Core Technology, including in source code format.

       Effective May 1, 2005, each of the Software Services Agreement and Technology License Agreement were terminated by mutual agreement of the parties and superseded by the License, Hosting and Services Agreement (the "Hosting and Services Agreement"), pursuant to which VMdirect and RazorStream continue to be parties and whereby RazorStream provides hosting, maintenance and support services for VMdirect. The Hosting and Services Agreement terminates on December 31, 2006. Under the Hosting and Services Agreement, RazorStream (a) charges the Company $5 per new subscriber account exceeding 20,000 accounts (purchasable in 20,000 account increments); (b) is entitled to (1) ten percent (10%) of the Company's total gross revenue from all active subscriber accounts billed at $25.00 or more per month total gross subscription, with a minimum amount of $3 per each such subscriber account per month, (2) terms to be mutually agreed upon by the parties for all subscriber accounts billed at less than $25.00 per month, and (3) terms to be mutually agreed upon by the parties for all advertising-based "free" subscriber accounts, provided, however that such terms will provide for a minimum amount of $0.25 per each such subscriber account per month; and (c) effective April 1, 2006, is entitled to a minimum guarantee of $50,000 per month that is non-refundable but that will be credited against the above fees.

       The Hosting and Services Agreement also provides VMdirect with a non-exclusive, royalty-free, worldwide, perpetual license to use and otherwise exploit the Core Technology, including in source code format. The license portion of the agreement is available whether or not RazorStream provides its services under the agreement.

       Other than the above transactions, since January 1, 2003, VMdirect has not entered into any material transactions with any director, executive officer, and nominee for director, beneficial owner of five percent or more of its common stock, or family members of such persons. VMdirect is not a subsidiary of any company.

TRANSFER AGENT AND REGISTRAR

         The transfer agent and registrar for our common stock is Pacific Stock Transfer Company.

LISTING

         Our common stock is currently quoted on the Over-The-Counter Bulletin Board under the trading symbol "QRUS."

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

         Our common stock is currently quoted on the Over-The-Counter Bulletin Board under the trading symbol "QRUS."

         We have never paid dividends on our common stock. We intend to retain any future earnings for use in our business.

RECENT SALES OF UNREGISTERED SECURITIES

QORUS

         In October 2003, the Company cancelled 275,000 shares of common stock previously issued to Customer Care & Technology Holdings, Inc. ("CCT"), when CCT indicated that it did not have the financial resources to pay $2,750 owed under a subscription note receivable.

         Effective June 22, 2004, Thurston Interests, LLC and the other stockholders sold 8,856,064 previously issued shares of the Company's common stock to KRM Fund, for a purchase price of $340,000, or approximately $0.0384 per share. The Company also issued KRM Fund 1,000,000 shares of the Company's common stock for a total purchase price of $50,000, or $0.05 per share, which shares have piggy back registration rights. KRM Fund also converted a promissory note in the principal amount of $1,228,870, which it acquired from Thurston Interests for $10,000, into 24,577,395 shares of the Company's common stock. KRM Fund also converted a promissory note in the amount of $27,500, which it acquired from a third party, into 550,000 shares of the Company's common stock. Thurston Interests, LLC also converted a promissory note in the principal amount of $60,000 into 1,200,000 shares of the Company's common stock.

         During 2004, the Company issued: (i) 2,000,000 shares of restricted common stock to Kevin R. Keating, the Company's sole director and officer, for services rendered valued at $50,000, the fair value on the date of issuance, and
(ii) 500,000 shares of restricted common stock to an outside consultant for services rendered valued at $12,500, the fair value on the date of issuance. During 2005, the Company issued 650,000 shares of restricted common stock to an outside consultant for services rendered valued at $16,250, the fair value on the date of issuance. The foregoing shares issued as compensation for services rendered have piggyback registration rights.

         In connection with the above stock issuances, the Company did not pay any underwriting discounts or commissions. None of the sales of securities described or referred to above was registered under the Securities Act of 1933, as amended (the "Securities Act"). Each of the purchasers fell into one or more of the categories that follow: an existing shareholder of the Company, a creditor of the Company, a current or former officer or director of the Company, a service provider to the Company, or an accredited investor with whom the Company or an affiliate of the Company had a prior business relationship. As a result, no general solicitation or advertising was used in connection with the sales. In making the sales without registration under the Securities Act, the Company relied upon one or more of the exemptions from registration contained in Sections 4(2) of the Securities Act, and in Regulation D promulgated under the Securities Act.

VMDIRECT

         From January 1, 2003 through December 31, 2005, VMdirect sold approximately 2.9% of its membership units to accredited investors. In making the sales without registration under the Securities Act, VMdirect relied upon one or more of the exemptions from registration contained in Sections 4(2) of the Securities Act.

         In December 2005, VMdirect issued to consultants and other advisors warrants to purchase, in the aggregate, 369,413 units representing membership interests, in consideration for operational and financial consulting and advisory services, each at an exercise price of $1.10 per share. These warrants were assumed by Qorus in the Exchange. As a result of the Exchange, these purchasers hold, in the aggregate, the right to acquire 1,552,495 shares of common stock (assuming the occurrence of the Reverse Split and Mandatory Conversion), at $0.2617 per share, representing approximately 6.3% of the Company's issued and outstanding shares of common stock, on an as-converted-to-common-stock basis, immediately following the Closing. In making the issuances without registration under the Securities Act, VMdirect relied upon one or more of the exemptions from registration contained in Sections 4(2) of the Securities Act.

         On June 14, 2006, VMdirect sold 361,603 membership interests to accredited investors for aggregate gross proceeds equal to $625,000. As a result of the Exchange, these purchasers hold, in the aggregate, 72,902 shares of Preferred Stock (75,988,732 shares of common stock on an as-converted-to-common-stock basis), representing approximately 6.9% of the Company's issued and outstanding shares of common stock, on an as-converted-to-common-stock basis, immediately following the Closing. In making the sales without registration under the Securities Act, VMdirect relied upon one or more of the exemptions from registration contained in Sections 4(2) of the Securities Act.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

         Weinberg & Co., PA ("Weinberg"), VMdirect's independent public accountants, billed VMdirect aggregate audit fees of approximately $41,000 for professional services rendered for the audit of its annual financial statements for the periods ended December 31, 2004 and December 31, 2005, and for the review of its quarterly financial statements for the period ended March 31, 2006.

         Craig  Ellins  and  Amy  Black,   VMdirect's  managers,  were  directly
responsible for interviewing and retaining the independent accountant, considering the accounting firm's independence and effectiveness, and pre-approving the engagement fees and other compensation to be paid to, and the services to be conducted by, the independent accountant. The managers did not delegate these responsibilities. The managers pre-approved 100% of the services described above.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

         Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

         The issuance of the Preferred Stock and, upon conversion, the shares of Qorus common stock underlying the Preferred Stock, to the Members was exempt from registration under the Securities Act pursuant to Section 4(2) thereof. Qorus made this determination based on the representations of the Members which included, in pertinent part, that such members were "accredited investors" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, that such members were acquiring the Preferred Stock, and the shares of Qorus' common stock underlying the Preferred Stock, for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to the resale or distribution thereof, and that each member understood that the Preferred Stock, and the shares of Qorus' common stock underlying the Preferred Stock, may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

         In the event of any liquidation, dissolution or winding up of Qorus, the assets of Qorus available for distribution to shareholders will be distributed among the holders of Preferred Stock and the holders of any other class of equity securities of Qorus, including its common stock, pro rata, on an as-converted-to-common-stock basis, after the payment to the holders of Preferred Stock of a di minimus par value amount.

         The holders of Preferred Stock are entitled to dividends in the event that Qorus pays cash or other dividends in property to holders of outstanding shares of its common stock, which dividends would be made pro rata, on an as-converted-to-common-stock basis.

         The Conversion Rate applicable to the Preferred Stock is subject to adjustment from time to time in the event of any stock dividend, stock split, reverse stock split, reorganization or other corporate event affecting the outstanding capital stock of Qorus (including the Reverse Split).

         During any period in which the Preferred Stock are outstanding, Qorus is not permitted to, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding Preferred Stock, voting as a separate class:

         - create (by reclassification or otherwise) any new class or series of shares having rights, preferences or privileges equal or senior to the Series A Convertible Preferred Stock.

         -        directly   or   indirectly,   alter  or  change  the   rights,
                  preferences   or   privileges  of  the  Series  A  Convertible
                  Preferred Stock.

         - amend Qorus' Articles of Incorporation in a manner that materially adversely affects the rights, preferences or privileges of the holders of the Series A Convertible Preferred Stock.

         - increase or decrease the authorized number of shares of preferred stock of Qorus as a whole;

         -        liquidate or wind-up Qorus; or

         - redeem, purchase or otherwise acquire (or pay into or set funds aside for a sinking fund for such purpose) any share or shares of preferred stock or common stock; provided, however, that this restriction will not apply to the repurchase of shares of common stock from employees, officers, directors, consultants or other persons performing services for Qorus or any subsidiary pursuant to agreements under which Qorus has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment, or through the exercise of any right of first refusal.

         Upon the occurrence of the Mandatory Conversion, or any other redemption or extinguishment of the Series A Convertible Preferred Stock, the shares converted, redeemed or extinguished will be automatically returned to the status of authorized and unissued shares of preferred stock, available for future designation and issuance pursuant to the terms of Qorus' Articles of Incorporation.

         Qorus' Articles of Amendment, as filed with the Secretary of State of the State of Florida, is attached as Exhibit 3.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

ITEM 3.03  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

         Reference is made to the disclosure set forth under Items 2.01 and 3.02 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

         As a result of the Closing and the issuance of the shares of Preferred Stock, the Members own approximately 95.8% of the total combined voting power of all classes of Qorus stock entitled to vote.

         Upon Mandatory Conversion of the shares of Preferred Stock, and subject to an adjustment of the Conversion Rate as a result of the Reverse Split, the Members will, in the aggregate, receive approximately 21,150,959 shares of Qorus' common stock, representing approximately 95.8% of the outstanding shares of Qorus' common stock immediately following the Mandatory Conversion. The existing stockholders of Qorus will, following the Mandatory Conversion and Reverse Split, own approximately 923,497 shares of Qorus' common stock, representing approximately 4.2% of the outstanding shares of common stock. The shares of Qorus' common stock received in the Reverse Split will be subject to round up for fractional shares.

         The   ownership   interests  of  the  Members  and  the  current  Qorus
stockholders is subject to dilution for the outstanding VMdirect options and warrants assumed by Qorus in connection with the


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


Exchange. Accordingly, upon Mandatory Conversion of the Preferred Stock, the Members and the holders of VMdirect's options and warrants will collectively own approximately 96.25% of Qorus' common stock on a fully diluted basis, and the current Qorus stockholders will own approximately 3.75% of Qorus' common stock on a fully diluted basis.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT.

         Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         Effective as of the Closing, pursuant to the provisions of the bylaws of Qorus, applicable to all holders of capital stock, the Board of Directors of Qorus, by resolution increased the number of directors on the Board of Directors of Qorus from one to three.

ITEM 5.06  CHANGE IN SHELL COMPANY STATUS

         Reference is made to the disclosure set forth under Item 2.01 and 5.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         The audited financial statements of VMdirect for the fiscal years ended December 31, 2005 and 2004 are incorporated herein by reference to Exhibit 99.1 to this Current Report. The unaudited financial statements of VMdirect for the quarterly period ended March 31, 2006 and 2005 are incorporated herein by reference to Exhibit 99.1 to this Current Report.

(b)      PRO FORMA FINANCIAL INFORMATION.

         The Registrant acquired VMdirect in an exchange transaction in which all of the issued and outstanding securities of VMdirect were contributed to the Registrant in exchange for securities of the Registrant. Immediately prior to the Exchange on June 15, 2006, the Registrant had no material operations, assets, or liabilities. Accordingly, for all meaningful purposes the Audited Financial Statements for VMdirect which are filed with this Current Report on Form 8-K comprise the

Registrant's pro forma financials as well. Preparation of unaudited pro forma financials other than the Financial Statements filed herewith would have imposed a substantial burden upon the Registrant as the surviving entity at this time without any meaningful additional disclosure.

(c)      Shell company transactions.

         Reference is made to the disclosure set forth under Item 9.01(a) and 9.01(b) of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

(d)      EXHIBITS.

         See attached Exhibit Index.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  QORUS.COM, INC.


Date:  June 16, 2006              By:    /S/ CRAIG ELLINS
                                         -------------------------------------
                                         Craig Ellins, Chief Executive Officer
                                         and President


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


                                  EXHIBIT INDEX
EXHIBIT
NUMBER         DESCRIPTION OF EXHIBIT
-------        ----------------------

2.1 Exchange Agreement by and between Qorus, VMdirect and the members of VMdirect owning a majority of Ehe membership interests thereof, dated May 23, 2006. (1)

3.1            Articles of Incorporation of the Registrant. (2)

3.2            Articles of Amendment filed June 8, 2006.

3.3            Bylaws. (2)

10.1 Financial Advisory Agreement between the Registrant and Keating Securities, LLC.

10.2 Lease Agreement dated September 15, 2005, by and between Patrick Airport Business Center, LLC and VMdirect, LLC.

10.3 Sublease dated August 8, 2005, by and between Public Market Ventures, Inc. and VMdirect, LLC.

10.4 License, Hosting and Services Agreement dated as of May 1, 2005, by and between VMdirect, LLC, a Nevada Limited Liability company, and RazorStream, LLC, a Nevada limited liability company.

99.1 Consolidated financial statements of VMdirect, LLC, a Nevada limited liability company, for the years ended December 31, 2005 and December 31, 2004, and unaudited consolidated financial statements of VMdirect, LLC, a Nevada limited liability company, for the quarter ended March 31, 2006 and 2005.


(1) Filed as an exhibit to the Registrant's Current Report on Form 8-K (File No. 000-27551), filed with Securities and Exchange Commission on May 25, 2006 and incorporated herein by reference.

(2) Filed as an exhibit to the Registrant's Registration Statement on Form 10-SB, as amended (File No. 000-27551), originally filed with Securities and Exchange Commission on October 15, 1999 and incorporated herein by reference.


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